                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12

                             SIMULATIONS PLUS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transactions:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed.

                             SIMULATIONS PLUS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be Held February 21, 2002

The Annual Meeting of Shareholders of Simulations Plus, Inc. (the
"Company"), will be held on February 21 at 10:00 a.m., Pacific Time, at 1220
W. Avenue J, Lancaster, California, for the following purposes:

         1. To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to prior death, resignation or removal.

         2. To ratify the appointment of Singer, Lewak, Greenbaum & Goldstein LLP as Independent public accountants for the Company for the year ending August 31, 2002.

         3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on January 2, 2002, will be entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the Annual Meeting will be open to inspection by the shareholders at the Company's principal office, 1220 W. Avenue J, Lancaster, California, for a period of 10 days prior to the Annual Meeting and at the Annual Meeting itself.

      Shares can only be voted at the meeting if the holder is present in person or represented by proxy. We urge you to date and sign the enclosed proxy and return it in the accompanying envelope promptly so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. We encourage you to do so even if you plan to attend the meeting in person. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the meeting.

                                          By Order of the Board of Directors

                                          Virginia Woltosz,
                                          Secretary

Lancaster, California
January 24, 2002

--------------------------------------------------------------------------------
                                   YOUR PROXY

PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE. SHOULD YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE GIVEN A PROXY. THE PROMPT RETURN OF YOUR PROXY WILL BE OF GREAT HELP IN PREPARATION FOR THE MEETING.
--------------------------------------------------------------------------------

                             SIMULATIONS PLUS, INC.
                                1220 W. AVENUE J

                        LANCASTER, CALIFORNIA 93534-2902

                                 (661) 723-7723

                            ------------------------

                                 PROXY STATEMENT

                            -------------------------

         This proxy statement is furnished to the stockholders of Simulations Plus, Inc., a California corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's Offices located at 1220 W. Avenue J Lancaster, California 93534-2902, on February 21 at 10:00 a.m. local time.

         The Meeting will be held to consider and vote on the following proposals:

                               PURPOSE OF MEETING

         1. To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         2.To ratify the appointment of Singer, Lewak, Greenbaum & Goldstein LLP as Independent public accountants for the Company for the year ending August 31, 2002.

         3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         A list of shareholders entitled to vote at the Annual Meeting will be open to inspection by the shareholders at the Company's principal office, 1220
W. Avenue J, Lancaster, California, for a period of 10 days prior to the Annual Meeting and at the Annual Meeting itself.

         Requests should be addressed to the Company, to the attention of Simulations Plus, Inc., Inc., Walt Woltosz, Chief Executive Officer, 1220 W. Avenue J, Lancaster, California 93534, (661) 723-7723.

                           INCORPORATION BY REFERENCE

         Simulations Plus, Inc., a California corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549; at its Northeast Regional Office, 233 Broadway, New York, NY 10279; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

         A copy of the Company's 2001 Annual Report on Form 10-KSB (including Amendment 1 thereto), including financial statements for the years ended August 31, 2001 and 2000, is being mailed to all shareholders herewith. Except for any portion of the Form 10-KSB, which is specifically incorporated by, reference into this Proxy Statement, the Form 10-KSB is not to be regarded as proxy solicitation material or as a communication by means of which any solicitation is being made. THE COMPANY WILL PROVIDE ANY SHAREHOLDER WITH A COPY OF ANY EXHIBIT TO THE FORM 10-KSB/A PURSUANT TO THE REQUEST PROCEDURE DESCRIBED IN THE FORM 10-KSB.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE

         Only stockholders of record at the close of business on January 2, 2002 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. As of January 2, 2002, the Company had issued and outstanding 3,408,331 shares of Common Stock of record.

REVOCABILITY OF PROXIES

         A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

         Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefore. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

         Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The law of the state of California and the Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do provide for cumulative voting for the election of directors or any other purpose.

         The effect of cumulative voting is that the holders of a majority of the outstanding shares of Common Stock may not be able to elect all of the Company's directors. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of an intention to cumulate votes. A favorable vote consists of a simple majority of the shares entitled to vote at the meeting. The Company believes that as of January 2, 2002 the approximate number of shareholders of record of its common stock was 60 and that there were approximately 800 beneficial owners. This includes shares held in nominee or "street" accounts.

         Only shareholders of record at the close of business on January 2, 2002, will be entitled to vote at the meeting. On January 2, 2002, there were 3,408,331 shares of the Common Stock issued and outstanding. Shareholders are entitled to one vote per share on all matters being submitted to shareholders at the meeting, other than with respect to the election of directors, for which cumulative voting is currently required under certain circumstances by applicable provisions of California Law. Under cumulative voting, each shareholder may give any one candidate whose name is placed in nomination prior to the commencement of voting a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the shareholder's shares are normally entitled, or distribute such number of votes among as many candidates as the shareholder sees fit.

         The Board of Directors knows of only two shareholders who owned more than five percent of the outstanding voting securities of the Company as of the record date: Walter S. Woltosz and Virginia E. Woltosz. See "Beneficial Ownership of Common Stock."

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         Shares representing 50% of the voting power of the 3,408,331 shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

         The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

         The Company will count abstentions for purposes of determining both:
(i) the presence or absence of a quorum for the transaction of business, and
(ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

         Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending August 31, 2002 must be received by the Company no later than August 20, 2002, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

COMPANY STOCK PRICE PERFORMANCE

         The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

         The graph below compares the cumulative total shareholder return on the Common Stock of the Company from the last day of the first month of trading of the Company's Common Stock upon the Company's initial public offering (June 30, 1997) to August 31, 2001 with the cumulative total return on the Russell 2000 Index, and the S&P 600 Small Cap Index (assuming the investment of $100 in the Company's Common Stock and in each of the indices on June 30, 1997, and reinvestment of all dividends).

The graph above was plotted using the following data:

                        [COMPANY PERFORMANCE GRAPH HERE]


--------------------------------------------------------------------------------------------
Stock Performance:                     8/31/01
--------------------------------------------------------------------------------------------
       DATE         Russell 2000              S&P 600                 Simulations Plus, Inc.
       ----         ------------              -------                 ----------------------
--------------------------------------------------------------------------------------------
     6/30/97         396.370     100.000      161.550     100.000         5.000     100.000
--------------------------------------------------------------------------------------------
     8/31/97         423.430     106.827      175.810     108.827         5.250     105.000
--------------------------------------------------------------------------------------------
     2/28/98         461.830     116.515      193.280     119.641         7.188     143.760
--------------------------------------------------------------------------------------------
     8/31/98         337.950      85.261      142.560      88.245         1.500      30.000
--------------------------------------------------------------------------------------------
     2/28/99          392.26      98.963       159.14      98.508         3.625      72.500
--------------------------------------------------------------------------------------------
     8/31/99          427.83     107.937       175.57     108.678         1.516      30.320
--------------------------------------------------------------------------------------------
     2/28/00          557.68     140.697       210.43     130.257         3.594      71.880
--------------------------------------------------------------------------------------------
     8/31/00          537.89     135.704       223.49     138.341         2.500      50.000
--------------------------------------------------------------------------------------------
     2/28/01          474.37     119.679       214.77     132.943         2.190      43.800
--------------------------------------------------------------------------------------------
     8/31/01          468.56     118.213       223.04     138.063         1.200      24.000
--------------------------------------------------------------------------------------------

                   INFORMATION RELATING TO VARIOUS PROPOSALS

                              PROPOSALS FOR VOTING

PROPOSAL 1: ELECTION OF DIRECTORS

         The Board of Directors has nominated the persons named below for election as directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         Vote Required

         In order to be elected as a director, a nominee will have to receive a majority of the votes cast for that nominee, assuming a quorum (which consists of a majority of the shares entitled to vote at the meeting) is present at the meeting. See "Voting," above.

         At the time of the Annual Meeting, the Board of Directors will consist of four incumbent members who are seeking to be elected at the meeting to hold office until the next meeting of shareholders and until their successors are elected and qualified. The Company's By-laws presently provide for a Board of no less than three and no more than five directors, with the number of directors currently fixed at four.

         Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z. D'Argenio, and Dr. Richard R. Weiss, all of whom are incumbent directors, have been nominated by the Board of Directors for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. Information regarding director nominees and directors is set forth below:

         NAME                  AGE    POSITION WITH THE COMPANY                                DIRECTOR SINCE
         ----                  ---    -------------------------                                --------------

DIRECTORS AND DIRECTOR
  NOMINEES:

Walter S. Woltosz              56     Chairman of the Board, Chief Executive Officer and             1996
                                      President of the Company and Words+.

Virginia E. Woltosz            50     Senior Vice President, Secretary and Director of the           1996
                                      Company and Words+.

Dr. David Z. D'Argenio         51     Director and Consultant to the Company                         1997

Dr. Richard R. Weiss           67     Director                                                       1997


         Walter S. Woltosz is a co-founder of the Company and has served as its Chief Executive Officer and President and as Chairman of the Board of Directors since its incorporation in July 1996. Mr. Woltosz is also a co-founder of Words+ and has served as its Chief Executive Officer and President since its incorporation in 1981.

         Virginia E. Woltosz is a co-founder of the Company and has served as its Senior Vice President and Secretary since its incorporation in July 1996. Mrs. Woltosz is also a co-founder of Words+ and has served as its Vice President, Secretary and Treasurer since its incorporation in 1981. Virginia E. Woltosz is the wife of Walter S. Woltosz.

         Dr. David Z. D'Argenio started to serve as a Director of the Company in June 1997. He is currently Professor and Chairman of Biomedical Engineering at the University of Southern California ("USC"), and has been on the faculty at USC since 1979. He also serves as the Co-Director of the Biomedical Simulations Resource Project at USC, a project funded by the National Institutes of Health since 1985.

         Dr. Richard R. Weiss started to serve as a Director of the Company in June 1997. From October 1994 to the present, Dr. Weiss has acted as a consultant to a number of aerospace companies through his own consulting entity, Richard R. Weiss Consulting Services. From June 1993 through July 1994, Dr. Weiss was employed by the U.S. Department of Defense as its Deputy Director, Space Launch & Technology.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS:


         NAME            AGE    POSITION WITH THE COMPANY                                OFFICER SINCE
         ----            ---    -------------------------                                -------------
Ronald F. Creeley        50     Vice President, Marketing and Sales of the Company             1996
                                and Words+

Momoko A. Beran          49     Chief Financial Officer of the Company and Words+              1997


         Ronald F. Creeley joined the Company in February 1997 as its Vice President, Marketing and Sales. Prior to joining the Company, Mr. Creeley had been Marketing Director at Union Pen Company, Time Resources, and New England Business Services, Inc., with experience in marketing and research.

         Momoko A. Beran joined Words+ in June 1993 as Director of Accounting and was named the Company's Chief Financial Officer in July 1996. In February 1999, Mrs. Beran assumed the additional temporary duties of Vice President, Operations, for Words+, Inc. The Board of Directors approved this position on a permanent basis at its meeting on November 18, 1999.

         EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning compensation paid or accrued for the fiscal year ended August 2001, 2000 and 1999 by the Company to or for the benefit of the Company's President. No other executive officers of the Company received total annual compensation for the fiscal year ended August 31, 2001, 2000 and 1999 that exceeded $100,000. As permitted under the rules of the Securities and Exchange Commission, no amounts are shown in the table below with respect to any perquisites paid to named officer because the aggregate amount of such perquisites (e.g., auto allowance) did not exceed the lessor of (i) $50,000 or (ii) 10% of the total annual salary and bonus of a named officer.

                           SUMMARY COMPENSATION TABLE
                                                                        401(k)
         Name and                    Paid             Accrued           Match       Fiscal
     Principal Position        Salary and Bonus     Salary Paid         Company      Year
     ------------------             ------           ---------          -------     ------
Walter S. Woltosz                $126,500.08         $23,499.92       $4,060.06      2001
President and Chief              $101,666.74         $48,333.26       $2,866.76      2000
Executive Officer                $ 34,000.00        $116,000.00                      1999


Ronald F. Creeley*               $102,364.78*                 0       $1,380.00      2000
Vice President, Sales
and Marketing

(1)      *Includes deferred salary paid.

                              OPTION GRANTS TABLE

                                                                                             Potential
                                           % of Total                                    Realized Value at
                                            Options                                       Assumed Annual
                       Number of           Granted to                                     Rates of Stock
                       Securities           Employees        Exercise                   Price Appreciation
                       Underlying           in Fiscal         Price      Expiration      For Option Term
Name                  Options Granted          Year         ($/Share)      Date       5%              10%
-------------------------------------------------------------------------------------------------------------
Walter S. Woltosz        25,000              .10%            $1.54         2006     $10,636.84    $15,427.96

EMPLOYMENT AND OTHER COMPENSATION AGREEMENTS

         The Company has an employment agreement with Walter Woltosz commencing September 1, 1999 that extends until August 31, 2002. The agreement provides for an annual salary of $150,000. Pursuant to such agreement, Mr. Woltosz is entitled to such health insurance and other benefits that are not inconsistent with that which the Company customarily provides to its other management employees and to reimbursement of customary, ordinary and necessary business expenses incurred in connection with the rendering of services to the Company. The agreement also provides that the Company may terminate the agreement upon 30 days written notice if termination is without cause and that the Company's only obligation to Mr. Woltosz would be for a payment equal to the greater of (i) 12 months of salary or (ii) the remainder of the term of the employment agreement from the date of notice of termination. Further, the agreement provides that the Company may terminate the agreement for cause (as defined) and that the Company's only obligation to Mr. Woltosz would be limited to the payment of Mr. Woltosz' salary and benefits through and until the effective date of any such termination.

         Commencing with the Company's fiscal year ending 1997 and for each fiscal year thereafter, Walter and Virginia Woltosz are entitled to receive bonuses not to exceed $150,000 and $60,000, respectively, equal to 5% of the Company's net annual income before taxes. In addition, if the closing price of the Company's Common Stock averages in excess of $10 per share for a period of 20 consecutive trading days during any fiscal year, then the Company will grant to each of Mr. and Mrs. Woltosz options under the 1996 Stock Option Plan, exercisable for five years, to purchase 50 shares of Common Stock for each $1,000 of net income before taxes that the Company earns with respect to such fiscal year (up to a Maximum of 60,000 options each until August 31, 2002) at an exercise price equal to the market value per share as of the date of grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of November 27, 2001 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all directors and executive officers of the Company as a group:

                                          AMOUNT AND NATURE OF     PERCENT
        BENEFICIAL OWNER (1)(2)           BENEFICIAL OWNERSHIP     OF CLASS
        -----------------------           --------------------    ----------

Walter S. and Virginia E. Woltosz              2,070,000              60.7%
                                               ----------
Momoko Beran(3)                                   65,000                *
Ronald F. Creeley(4)                              65,000                *
Dr. David Z. D'Argenio(5)                          2,653                *
Dr. Richard R. Weiss(6)                            2,653
                                               ----------
                                               2,205,306              64.7%

----------

*       Less than 1%

(1) Such persons have sole voting and investment power with respect to all Shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table. Does not include an option for 25,000 shares of Common Stock which are not exercisable within the next 60 days.

(2) The address of each director and executive officer named is c/o the Company, 1220 W. Avenue J, Lancaster, California 93534.

(3) Represents 300 shares plus 64,700 shares of Common Stock underlying an option exercisable within the next 60 days. Does not include stock options for 139,400 shares, which are not exercisable within the next 60 days.

(4) Represents 1,000 shares plus 64,000 shares of Common Stock underlying an option exercisable within the next 60 days. Does not include a stock option for 139,800 - shares, which are not exercisable within the next 60 days.

(5) Represents 1,000 shares plus 1,653 shares of Common Stock underlying an option exercisable within the next 60 days. Does not include a stock option for 950 shares, which are not exercisable within the next 60 days.

(6) Represents 1,000 shares plus 1,653 shares of Common Stock underlying an option exercisable within the next 60 days. Does not include a stock option for 950 shares, which are not exercisable within the next 60 days.

STOCK OPTIONS

         The following table discloses certain information regarding the options held at November 27, 2001 by the Chief Executive Officer and each other named executive officer.


Number of Options at              Value of Options at
                                   November 27, 2001                November 27, 2001
                            -----------------------------     -----------------------------
       Name                 Exercisable    Unexercisable      Exercisable     Unexercisable
-------------------         -----------    --------------     -----------     -------------
Walter S. Woltosz                0                25,000              0
Virginia E. Woltosz              0                25,000              0             0
Momoko Beran                    60,800           139,400              0             0(1)
Ronald F. Creeley               60,200           139,800              0             0(1)
Dr. David Z. D'Argenio           1,653               950              0              (1)
Dr. Richard R. Weiss             1,653               950              0              (1)

-----------

(1) Based on a per share price of $.95 at November 27, 2001 less applicable option exercise prices.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended August 31, 2001, the Board of Directors held one meeting. The Board has an Audit Committee and a Compensation Committee.

         The Audit Committee consists of Dr. D'Argenio, Dr. Weiss and Mr. Woltosz. The Audit Committee, which meets periodically with management and the Company's independent auditors, reviews the internal accounting procedures of the Company and reviews the services provided by the Company's independent auditors. The Audit Committee met one time during fiscal 2001.

         The Compensation Committee consists of Dr. D'Argenio and Dr. Weiss. The Compensation Committee did not meet during fiscal 2001.

         During fiscal 2001, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

         DIRECTOR COMPENSATION

         The Company pays its independent directors, Dr. D'Argenio and Dr. Weiss, an annual fee of $2,500 per year for their service in that capacity and $500 for each Board of Directors or committee meeting attended. Each director receives stock options for 500 shares of Simulations Plus, Inc., Common Stock at the end of each fiscal year. In addition, Dr. D'Argenio and Dr. Weiss are reimbursed for expenses for the costs of attending Board of Director and committee meetings.

PROPOSAL 2: TO RATIFY THE SELECTION OF SINGER, LEWAK, GREENBAUM & GOLDSTEIN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

         The Board has selected Singer, Lewak, Greenbaum & Goldstein LLP, independent public accountants, as independent auditors for the Company for 2002. A resolution is being submitted to shareholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by shareholders is not a legal prerequisite to the Board's selection of Singer, Lewak, Greenbaum & Goldstein LLP as the Company's independent public accountants, the Company believes such ratification to be appropriate. If the shareholders do not ratify the selection of Singer, Lewak, Greenbaum & Goldstein LLP, the selection of independent public accountants will be reconsidered by the Board; however, the Board may select Singer, Lewak, Greenbaum & Goldstein LLP, notwithstanding the failure of the shareholders to ratify its selection.

         The Board expects that representatives of Singer, Lewak, Greenbaum & Goldstein LLP will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         Singer, Lewak, Greenbaum & Goldstein LLP has been the Company's independent public accountants since 1996. For the fiscal year ended August 31, 2000, Singer, Lewak, Greenbaum & Goldstein LLP performed audit and other services for the Company including consultations during the year on matters related to accounting, financial reporting and the review of financial and related information that was included in filings with the Securities and Exchange Commission.

         The appointment of auditors is approved annually by the Board.

         VOTE REQUIRED.

         Approval of Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present.

         RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors recommends a vote FOR approval of Proposal 2.

                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other matters to be presented at the annual meeting other than those described above. However, if any other matters properly come before the meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission and NASDAQ. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of those forms received by the Company, or written representations from such persons that no Forms 5 were required to be filed, the Company believes that all Section 16(a) filing requirements for the fiscal year ended August 31, 2001 were met, except that the Company's directors Richard R. Weiss and David Z. D'Argenio inadvertently failed to file a Form 4 on a timely basis with respect to the grant of options to purchase shares of Common Stock representing one transaction.

                                          By Order of the Board of Directors

                                          Virginia E. Woltosz
                                          Secretary

Dated: January 24, 2002

APPENDIX 1: FORM OF PROXY CARD
Exhibit to Proxy Statement for the 2002 Annual Meeting of Shareholders

PROXY                 SOLICITED BY THE BOARD OF DIRECTORS OF               PROXY
                             SIMULATIONS PLUS, INC.

                 ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 21, 2002

         The undersigned hereby appoints Walter S. Woltosz and Momoko Beran, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California Corporation, held of record by the undersigned on January 2, 2002, at the Annual Meeting of the Shareholders to be held at 1220 W. Avenue J, Lancaster, California at 10:00 a.m. Pacific Standard Time on February 21, 2002, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposals 1 and 2 and in the discretion of the proxy as to such other matters as may properly come before the meeting.

[X] Please mark the votes as in this example.

         The Board of Directors recommends a vote for Proposals 1 and 2.

1.       Election of Directors

         Nominees: Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z.
                   D'Argenio and Dr. Richard R. Weiss

         FOR [ ]  WITHHELD [ ]

              ----------------------------------------------------
                 FOR all nominees except as stated on line above

2. Ratification of Selection of Singer, Lewak, Greenbaum & Goldstein LLP as Auditors

         FOR [ ]                   AGAINST [ ]                      ABSTAIN [ ]

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name appears on the address label affixed hereto. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

                                      Date:
                                              ----------------------------------

                                        ----------------------------------------
                                        Signature:

                                        ----------------------------------------
                                        Signature if held jointly:

                             AUDIT COMMITTEE CHARTER

ORGANIZATION:
-------------

The audit committee shall be composed of directors, the majority of whom are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY:
--------------------

The audit committee shall provide assistance to the corporate management in fulfilling their responsibility to the shareholders, potential shareholders, and investment community on matters relating to corporate finances. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

RESPONSIBILITIES:
-----------------

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of high quality.

In carrying out these responsibilities, the audit committee will:

         o Review and recommend to the management the independent auditors to be selected to audit the financial statements of the corporation and its subsidiaries.

         o Review with the independent auditors, the company's management, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy.

         o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         o Provide sufficient opportunity for independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.